DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Asia Select Fund (the "Fund")

Supplement to the Fund's Summary and Statutory Prospectuses
 each dated March 28, 2017

On Aug. 16, 2017, the Board of Trustees of Delaware Group Global & International Funds unanimously voted and approved a proposal to liquidate and dissolve the Fund. The liquidation and dissolution are expected to take effect approximately sixty (60) days after the date of this Supplement. As necessary, the Fund may convert its portfolio securities to cash or cash equivalents prior to the liquidation date in an effort to prevent concentration or diversification issues or as otherwise deemed in the best interests of the Fund.

As a result of the decision to pursue liquidation and dissolution of the Fund, the Fund will be closed to new investors and all sales efforts will cease as of the close of business on Wednesday, Aug. 30, 2017. However, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the liquidation date.

Until the liquidation of the Fund, shareholders of the Fund will have the opportunity to exchange their shares for shares of the same class of any other Delaware FundsSM by Macquarie fund. If a shareholder does not opt to exchange his or her shares prior to the liquidation, the shareholder will be paid a liquidating distribution by the Fund.

Effective Aug. 30, 2017, the following is inserted immediately after the Fund's summary prospectus section entitled, "Summary prospectus: Delaware Asia Select Fund" and the statutory prospectus section entitled, "Fund summaries: Delaware Asia Select Fund":

The Fund is closed to new investors.

Effective Aug. 30, 2017, the following is inserted at the beginning of the Fund's summary prospectus section entitled, "Summary prospectus: Delaware Asia Select Fund – Purchase and redemption of Fund shares" and the statutory prospectus section entitled, "Fund summaries: Delaware Asia Select Fund – Purchase and redemption of Fund shares":

The Fund is closed to new investors. Existing shareholders of the Fund may continue to purchase shares until five (5) business days before the liquidation date.

The following sentences are added as a new first paragraph to the statutory prospectus section entitled, "Waivers of contingent deferred sales charges."

The CDSC shall be waived for all redemptions subsequent to the Fund's notice to shareholders of its intent to liquidate. The CDSC may be reinstituted upon notice to shareholders.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated August 25, 2017.